Exhibit 32.1

              SECTION 906 CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report (the "Report") of China Biopharmaceuticals Holdings, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof, I, MAO Peng, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: May 15, 2005                                    By: /s/ MAO Peng
                                                         -----------------------
                                                         MAO Peng
                                                         Chairman and
                                                         Chief Executive Officer